Exhibit  10.3

Execution Version

CONSENT NO. 5, FORBEARANCE AND CONDITIONAL WAIVER AGREEMENT

This CONSENT NO. 5, FORBEARANCE AND CONDITIONAL WAIVER AGREEMENT, dated as of December 20, 2021 (this “Agreement”), is entered into by and among BKRF HCB, LLC, a Delaware limited liability company (the “Borrower”), BKRF HCP, LLC, a Delaware limited liability company (“Holdings”), Orion Energy Partners TP Agent, LLC, in its capacity as the administrative agent and collateral agent (in such capacity, the “Administrative Agent”), and the Lenders party hereto, constituting 100% of the Lenders party to the Credit Agreement (as defined below) (the “Signatory Lenders”).  As used in this Agreement, capitalized terms which are not defined herein shall have the meanings ascribed to such terms in the Credit Agreement unless otherwise specified.

WITNESSETH

WHEREAS, the Borrower, Holdings, the Administrative Agent and each Lender from time to time party thereto have entered into that certain Credit Agreement, dated as of May 4, 2020 (as amended, amended and restated, modified and supplemented on or prior to the date hereof, the “Credit Agreement”); and

WHEREAS, pursuant to this Agreement, the Borrower has requested that the Administrative Agent and the Lenders forbear from exercising their rights and remedies under the Credit Agreement and the other Financing Documents with respect to all Defaults and Events of Default arising prior to, or based on events occurring prior to, the Forbearance Effective Date (all such currently outstanding Defaults and Events of Default, collectively, the “HoldCo Forbearance Matters”) for a limited period of time subject to the terms and conditions hereinafter set forth and conditioned upon the strict performance by Borrower of all obligations set forth herein and therein and the Signatory Lenders and the Administrative Agent have agreed, subject to the terms and conditions set forth in this Agreement, to forbear from exercising its rights and remedies under the Credit Agreement and the other Financing Documents with respect to the HoldCo Forbearance Matters for a limited period of time subject to the terms and conditions hereinafter set forth and conditioned upon the strict performance by Borrower of all obligations set forth herein and therein;

WHEREAS, pursuant to this Agreement, the Borrower has requested a conditional waiver of the HoldCo Forbearance Matters, and the Signatory Lenders and the Administrative Agent have agreed, subject to the terms and conditions set forth in this Agreement, to waive such HoldCo Forbearance Matters;

WHEREAS, the OpCo Loan Parties, the OpCo Senior Administrative Agent and the OpCo Senior Lenders entered into (i) that certain Forbearance and Conditional Waiver Agreement, dated as of the date hereof (the “OpCo Forbearance Agreement”) and (ii) that certain Amendment No. 6 to the OpCo Senior Credit Agreement, dated as of the date hereof (the “OpCo Amendment”), to amend certain terms and conditions of the OpCo Senior Credit Agreement, in each case as expressly set forth in the OpCo Amendment and subject to the terms and conditions thereof (including the conditions to effectiveness set forth therein);

WHEREAS, pursuant to Section 6.09(c) of the Credit Agreement, without the prior written consent of the Required Lenders, the Borrower shall not cause or permit any OpCo Loan Party to, directly or indirectly amend, modify, supplement or grant a consent, approval or waiver under, or cause or permit or consent to the amendment, modification, supplement, consent, approval or waiver of any provision of the OpCo Senior Financing Documents, except to the extent any such amendment, modification, supplement, consent, approval or waiver could not reasonably be expected to be materially adverse to the Loan Parties or the Lenders;

WHEREAS, pursuant to this Agreement, the Borrower has requested, and the parties hereto have agreed, subject to the satisfaction of the conditions precedent set forth in this Agreement, to consent to each of the OpCo Amendment and the OpCo Forbearance Agreement;

WHEREAS, pursuant to this Agreement, the Borrower has also requested that the Administrative Agent and the Lenders forbear from exercising their rights and remedies under the Credit Agreement and the other Financing Documents with respect to all currently outstanding Defaults and Events of Default under the Credit Agreement or other Financing Documents resulting from any Forbearance Matter (as defined in the OpCo Forbearance Agreement) (all such currently outstanding Default and Events of Default hereinafter, together with the HoldCo Forbearance Matters, the “Forbearance Matters”), for a limited period of time subject to the terms and conditions hereinafter set forth and conditioned upon the strict performance by Borrower of all obligations set forth herein and therein and the Signatory Lenders and the Administrative Agent have agreed, subject to the terms and conditions set forth in this Agreement, to forbear from exercising its rights and remedies under the Credit Agreement and the other Financing Documents with respect to the Forbearance Matters for a limited period of time subject to the terms and conditions hereinafter set forth and conditioned upon the strict performance by Borrower of all obligations set forth herein and therein;

WHEREAS, pursuant to this Agreement, the Borrower has requested a conditional waiver of the Forbearance Matters, and the Signatory Lenders and the Administrative Agent have agreed, subject to the terms and conditions set forth in this Agreement, to waive such Forbearance Matters;

NOW, THEREFORE, in consideration of the mutual agreements, provisions and covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.          OpCo Amendment and the OpCo Forbearance Agreement.  Subject to the satisfaction of all the conditions precedent set forth in Section 6 hereof, as of the Sixth Amendment Effective Date (as defined in the OpCo Senior Credit Agreement), each Lender hereby consents to the OpCo Loan Parties’ entry into each of the OpCo Amendment and the OpCo Forbearance Agreement and each of the transactions contemplated thereunder.

2.          Forbearance Provisions; No Waiver of Forbearance Matters.

(a)          During the period commencing on the Forbearance Effective Date (as defined below) and ending on the occurrence of a Termination Event (such period, the “Forbearance Period”), the Administrative Agent and the Lenders hereby agree to forbear from exercising their rights and remedies under the Financing Documents, solely to the extent that such rights and remedies relate to the Forbearance Matters; provided, however:

(i)          prior to the occurrence of any Event of Default that first occurs after the Forbearance Effective Date, the Obligations shall continue to bear interest at the regular, non-Post-Default Rate;

(ii)         each Loan Party shall comply with all limitations, restrictions or prohibitions set forth in this Agreement, the Credit Agreement or any of the other Financing Documents during the continuance of any Event of Default; and

(iii)        nothing herein shall restrict, impair or otherwise affect any Lender’s rights and remedies under any agreements containing subordination provisions in favor of the Administrative Agent (including, without limitation, any rights or remedies available to the Administrative Agent as a result of the occurrence or continuation of any Forbearance Matter) or amend or modify any provision thereof.

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(b)          A “Termination Event” shall occur upon the earliest to occur of any of the following:

(i)          January 15, 2022; provided that such date shall be extended to January 31, 2022, if on January 15, 2022, Borrower delivers to the Administrative Agent a written confirmation (which may be in the form of electronic email) from ExxonMobil Oil Corporation (“Exxon”) that the transactions contemplated by the Memorandum of Understanding, dated as of the date hereof (the “Exxon MOU”), by and among Exxon, the OpCo Borrower and Global Clean Energy Holdings, Inc. (“GCEH”) are reasonably expected to close and fund consistent with the terms set forth in the Exxon MOU on or before January 31, 2022 (such date as extended if applicable, the “Scheduled Forbearance Termination Date”), unless extended by the Administrative Agent and the Lenders in their sole and absolute discretion by notice to the Borrower;

(ii)         the failure of any Loan Party to timely and fully comply in all respects with any of the terms and conditions of this Agreement, including the conditions set forth in Section 6 below; and

(iii)        the occurrence of any Default or Event of Default under the Credit Agreement or any of the other Financing Documents or any default, breach or event of default under any of the Financing Documents, other than the Forbearance Matters or as provided in Section 2(a) above.

(c)          This Agreement is limited in effect and shall apply only as a forbearance as expressly set forth in this Agreement and, subject to Section 3, shall not constitute a consent, waiver, modification, approval or amendment of any provision of the Credit Agreement or any other Financing Document. The execution of this Agreement and the acceptance of all other agreements and instruments related hereto shall not be deemed to be a waiver of any Forbearance Matter or any other Default or Event of Default, or a waiver of any other breach, default or event of default under any Financing Document, whether or not known to the Administrative Agent or any Lender and whether or not existing on the date of this Agreement.  The Administrative Agent and the Lenders have not waived the Forbearance Matters nor any other Defaults or Events of Default, or any other breach, default or event of default under any Financing Document, whether or not known to the Administrative Agent or any Lender and whether or not existing on the date of this Agreement, and the Administrative Agent and each Lender reserve the right to exercise any or all of their rights and remedies upon the termination of the Forbearance Period.

(d)          Upon the occurrence of a Termination Event, the agreement of the Administrative Agent to forbear from exercising their respective default-related rights and remedies shall immediately terminate without the requirement of any demand, presentment, protest, or notice of any kind, all of which Borrower and the other Loan Parties each waives.  Borrower and the other Loan Parties each agrees that any or all of the Administrative Agent and the Lenders may at any time thereafter proceed to exercise any and all of their respective rights and remedies under any or all of the Credit Agreement, any other Financing Document and/or applicable law, including, without limitation, their respective rights and remedies with respect to the Forbearance Matters.  Without limiting the generality of the foregoing, upon the occurrence of a Termination Event, the Administrative Agent or the Lenders may, in their sole discretion and without the requirement of any demand, presentment, protest, or notice of any kind, (i) suspend or terminate any commitment to provide Loans or other extensions of credit under any or all of the Credit Agreement and other Financing Documents, (ii) following such Termination Event, charge interest on any or all of the Obligations at the Post-Default Rate, (iii) commence any legal or other action to collect any or all of the Obligations from Borrower, any other Loan Party and/or any Collateral, (iv) foreclose or otherwise realize on any or all of the Collateral, and/or appropriate, setoff or apply to the payment of any or all of the Obligations, any or all of the Collateral, and (v) take any other enforcement action or otherwise exercise any or all rights and remedies provided for by any or all of the Credit Agreement, any other Financing Documents and/or applicable law, all of which rights and remedies are fully reserved by the Administrative Agent.

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(e)          Any agreement by the Administrative Agent to extend the Forbearance Period, if any, must be set forth in writing and signed by a duly authorized signatory of the Administrative Agent.

(f)          Borrower and the other Loan Parties each acknowledge that the Administrative Agent has not made any assurances concerning (i) any possibility of an extension of the Forbearance Period, (ii) the manner in which or whether the Forbearance Matters may be resolved or (iii) any additional forbearance, waiver, restructuring or other accommodations.

(g)          The parties hereto agree that the running of all statutes of limitation and the doctrine of laches applicable to all claims or causes of action that the Administrative Agent or any Lender may be entitled to take or bring in order to enforce its rights and remedies against Borrower or any other Loan Party are, to the fullest extent permitted by law, tolled and suspended during the Forbearance Period.

(h)          Borrower and the other Loan Parties acknowledge and agree that any Loan or other financial accommodation that any Lender makes on or after the Forbearance Effective Date has been made by such party in reliance upon, and is consideration for, among other things, the covenants, agreements, representations and warranties of Borrower and the other Loan Parties hereunder.

3.          Conditional Waiver.

(a)          Subject to the satisfaction of the conditions precedent set forth in Section 2(a) of the OpCo Forbearance Agreement on or before January 31, 2022, the Signatory Lenders, who constitute all of the Lenders under the Credit Agreement, and the Administrative Agent (acting on the instructions of the Signatory Lenders) hereby agree as follows: the Signatory Lenders hereby permanently waive each Forbearance Matter effective on January 31, 2022, it being acknowledged and agreed that the Signatory Lenders shall retain any and all claims of fraud or intentional misconduct of the Loan Parties or one or more of their parent companies based on facts and information that are not known to the Signatory Lenders or the Administrative Agent as of the date hereof.

To the extent the foregoing conditions are not satisfied on or prior to January 31, 2022, the foregoing shall not waive any Forbearance Matter.

(b)          The waiver contained in the foregoing clause (a) is a limited waiver and (i) shall be limited precisely as written, (ii) shall only be relied upon and used for the specific purposes set forth herein, (iii) shall not constitute or be deemed to constitute a waiver or consent to any other Event of Default (other than as expressly noted above) or any other term or condition of the Financing Documents and (iv) shall not constitute a custom or course of dealing among the parties hereto.  Notwithstanding any provision contained herein, nothing contained herein shall limit any rights or remedies under the Financing Documents or applicable law based on any breaches, failures, defaults or Events of Default (as defined in each applicable Financing Document) thereunder that has not been waived pursuant to the terms of this Agreement (other than as expressly noted above).

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4.          Forbearance and Conditional Waiver Fees.

(a)          As consideration for the consents agreed to pursuant to Section 1, forbearances agreed pursuant to Section 2 and conditional waivers agreed pursuant to Section 3 and the other waivers and forbearances provided by the Lenders on and before the Forbearance Effective Date and as consideration for the waivers provided under the OpCo Senior Credit Agreement by the OpCo Senior Lenders or Affiliates thereof on or prior the date hereof, the Borrower hereby agrees to pay to each Lender a forbearance and conditional waiver fee in the form of warrants to obtain the shares of common equity as set forth in Exhibit A hereto, on the terms, and strike prices, set forth in Exhibit C to the OpCo Amendment (the “GCEH Warrants”), which GCEH Warrants shall be payable to each Lender (or its designated Affiliate) in the amounts set forth on Exhibit A hereto (the “Forbearance and Waiver Premium”).  The Forbearance and Waiver Premium shall be due, earned and payable on the Forbearance Effective Date.  Each Lender acknowledges and agrees that issuance of the GCEH Warrants to such Lender satisfies the obligation of the Borrower to pay the both (x) the Amendment & Consent Premium (as defined in Section 3 of the Amendment No. 5 to the OpCo Senior Credit Agreement, dated as of July 29, 2021) and (y) the Amendment & Consent Premium (as defined in Section 3 of Consent No. 3 and Amendment No. 3 to the Credit Agreement, dated as of July 29, 2021).  The GCEH Warrants must be issued in accordance with the term sheet set forth in Exhibit C to the OpCo Amendment, and any failure to issue GCEH Warrants in accordance with the foregoing shall constitute an Event of Default.

(b)          The Borrower hereby agrees that the Forbearance and Waiver Premium shall be paid without set-off, deduction or counterclaim and free and clear of, and without deduction by reason of, any taxes.

(c)          All fees and premiums hereunder, once paid, are nonrefundable and are in addition to and not creditable against any other fee or premium payable to any Lender and/or its affiliates in connection with the transactions contemplated by the Credit Agreement or otherwise.

(d)          For U.S. federal income tax purposes, the Forbearance and Waiver Premium shall be treated as a payment on the loan made pursuant to the Credit Agreement (in accordance with the ordering provisions of Treasury Regulations Section 1.1275-2(a)).  Each of the Lenders and the Borrower agrees to file tax returns consistent with such treatment.

(e)          Borrower shall cause GCEH to file a registration statement with the SEC on Form S-3 or, if Form S-3 is not available for use by GCEH, Form S-1 (or any successor form or other appropriate form promulgated under the Securities Act) for an offering to be made on a continuous or delayed basis pursuant to Rule 415 promulgated under the Securities Act, as soon as practicable after the closing of the transactions contemplated by the Exxon MOU, but in no event later than May 31, 2022, which registration statement shall include all shares of GCEH Common Stock issuable upon exercise of the GCEH Warrants, and shall cause GCEH to use commercially reasonable efforts to obtain effectiveness thereafter.

5.          Representations and Warranties.  Each Loan Party hereby represents and warrants to the other parties hereto that:

(a)          Each Loan Party has full corporate, limited liability company or other organizational powers, authority and legal right to enter into, deliver and perform its respective obligations under this Agreement, and has taken all necessary corporate, limited liability company or other organizational action to authorize the execution, delivery and performance by it of this Agreement.  This Agreement has been duly executed and delivered by the Loan Parties, is in full force and effect and constitutes a legal, valid and binding obligation of the Loan Parties, enforceable against such Loan Party in accordance with its respective terms, except as enforcement may be limited (i) by Bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other similar laws affecting creditors’ rights generally, (ii) by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and (iii) implied covenants of good faith and fair dealing.

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(b)          The execution, delivery and performance by each Loan Party of this Agreement does not and will not (i) conflict with the Organizational Documents of such Loan Party, (ii) conflict with or result in a breach of, or constitute a default under, any indenture, loan agreement, mortgage, deed of trust or other instrument or agreement to which such Loan Party is a party or by which it is bound or to which such Loan Party’s property or assets are subject, except where such contravention or breach could not reasonably be expected to be material and adverse to the Loan Parties or Lenders, (iii) conflict with or result in a breach of, or constitute a default under, in any material respect, any Applicable Law, except where such contravention or breach could not reasonably be expected to have a Material Adverse Effect, or (iv) with respect to each Loan Party, result in the creation or imposition of any Lien (other than a Permitted Lien) upon any of such Loan Party’s property or the Collateral.

(c)          After giving effect to the waivers set forth in this Agreement, no Default or Event of Default has occurred and is continuing or would result from the transactions contemplated in this Agreement.

(d)          After giving effect to the waivers set forth in this Agreement, the representations and warranties of each of the Loan Parties set forth in Article III of the Credit Agreement and in each other Financing Document are true and correct in all material respects (except where already qualified by materiality or Material Adverse Effect, in which case, such representations and warranties are true and correct in all respects) on and as of the Forbearance Effective Date (unless stated to relate solely to an earlier date, in which case such representations and warranties were true and correct as of such earlier date).

6.          Effectiveness; Conditions Precedent.  This Agreement shall become effective on the first date on which each of the following conditions have been satisfied or waived (such date, the “Forbearance Effective Date”):

(a)         This Agreement shall have been executed by the Administrative Agent, the Loan Parties and the Signatory Lenders and the Administrative Agent shall have received counterparts hereof which, when taken together, bear the signatures of each of the other parties hereto;

(b)         The Administrative Agent shall have received fully executed copies of each of the following documents: (i) OpCo Forbearance Agreement, and (ii) OpCo Amendment, in each case, in form and substance reasonably satisfactory to the Administrative Agent;

(c)         Borrower has arranged for payment on the Forbearance Effective Date of all reasonable and documented out-of-pocket fees and expenses then due and payable pursuant to the Financing Documents;

(d)         The Administrative Agent and the Lenders shall have received a memorandum of understanding, dated as of the date hereof, by GCE, the OpCo Borrower and ExxonMobil Oil Corporation, duly executed and delivered by each party thereto, in form and substance satisfactory to the Administrative Agent and each Lender; and

(e)          The Sixth Amendment Effective Date (as defined in the OpCo Senior Credit Agreement) shall have occurred.

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7.          Miscellaneous.

(a)        No Other Modification.  Except as expressly modified by this Agreement, the Credit Agreement and the other Financing Documents are and shall remain unchanged and in full force and effect, and nothing contained in this Agreement shall, by implication or otherwise, limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders, the Administrative Agent, or any of the other parties, or shall alter, modify, amend or in any way affect any of the other terms, conditions, obligations, covenants or agreements contained in the Credit Agreement which are not by the terms of this Agreement being amended, or alter, modify or amend or in any way affect any of the other Financing Documents.

(b)          Successor and Assigns.  This Agreement shall be binding upon and inure to the benefit of the parties to this Agreement and their respective successors and permitted assigns.

(c)       Incorporation by Reference.  Sections 10.07 (Severability), 10.11 (Headings), 10.09 (Governing Law; Jurisdiction; Etc.) and 10.17 (Electronic Execution of Assignments and Certain Other Documents) of the Credit Agreement are hereby incorporated by reference herein, mutatis mutandis.

(d)          Financing Document.  This Agreement shall be deemed to be a Financing Document.

(e)        Counterparts; Integration.  This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract.  This Agreement, the Credit Agreement and the other Financing Documents to which a Loan Party is party constitute the entire contract between and among the parties relating to the subject matter hereof and thereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof.  Delivery of an executed counterpart of a signature page to this Agreement by telecopy or scanned electronic transmission shall be effective as delivery of a manually executed counterpart of this Agreement.

(f)          Electronic Signatures.  The words “execution,” “execute”, “signed,” “signature,” and words of like import in or related to any document to be signed in connection with this Agreement and the transactions contemplated hereby shall be deemed to include electronic signatures, the electronic matching of assignment terms and contract formations on electronic platforms approved by the parties hereto, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

(g)          Severability.  Any provision of this Agreement held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

[Signature Pages Follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their duly authorized signatories as of the day and year first above written.

BKRF HCB, LLC,
as the Borrower

By:	/s/ Richard Palmer
Name:	Richard Palmer
Title:

BKRF HCP, LLC,
as Holdings

By:	/s/ Richard Palmer
Name:	Richard Palmer
Title:

[Signature Page to Forbearance Agreement]

ORION ENERGY PARTNERS TP AGENT, LLC,
as Administrative Agent

By:	/s/ Gerrit Nicholas
Name:	Gerrit Nicholas
Title:	Managing Partner

[Signature Page to Forbearance Agreement]

ORION ENERGY CREDIT OPPORTUNITIES FUND II, L.P.,
as a Lender

By: Orion Energy Credit Opportunities Fund II GP, L.P., its general partner

By: Orion Energy Credit Opportunities Fund II Holdings, LLC, its general partner

By:	/s/ Gerrit Nicholas
Name:	Gerrit Nicholas
Title:	Managing Partner

ORION ENERGY CREDIT OPPORTUNITIES FUND II PV, L.P.,
as a Lender

By: Orion Energy Credit Opportunities Fund II GP, L.P., its general partner

By: Orion Energy Credit Opportunities Fund II Holdings, LLC, its general partner

By:	/s/ Gerrit Nicholas
Name:	Gerrit Nicholas
Title:	Managing Partner

[Signature Page to Forbearance Agreement]

ORION ENERGY CREDIT OPPORTUNITIES FUND II GPFA, L.P.,
as a Lender

By: Orion Energy Credit Opportunities Fund II GP, L.P., its general partner

By: Orion Energy Credit Opportunities Fund II Holdings, LLC, its general partner

By:	/s/ Gerrit Nicholas
Name:	Gerrit Nicholas
Title:	Managing Partner

ORION ENERGY CREDIT OPPORTUNITIES GCE CO-INVEST, L.P.,
as a Lender

By: Orion Energy Credit Opportunities Fund II GP, L.P., its general partner

By: Orion Energy Credit Opportunities Fund II Holdings, LLC, its general partner

By:	/s/ Gerrit Nicholas
Name:	Gerrit Nicholas
Title:	Managing Partner

[Signature Page to Forbearance Agreement]

ORION ENERGY CREDIT OPPORTUNITIES FUND III, L.P.,
as a Lender

By: Orion Energy Credit Opportunities Fund III GP, L.P., its general partner

By: Orion Energy Credit Opportunities Fund III Holdings, LLC, its general partner

By:	/s/ Gerrit Nicholas
Name:	Gerrit Nicholas
Title:	Managing Partner

ORION ENERGY CREDIT OPPORTUNITIES FUND III PV, L.P.,
as a Lender

By: Orion Energy Credit Opportunities Fund III GP, L.P., its general partner

By: Orion Energy Credit Opportunities Fund III Holdings, LLC, its general partner

By:	/s/ Gerrit Nicholas
Name:	Gerrit Nicholas
Title:	Managing Partner

[Signature Page to Forbearance Agreement]

ORION ENERGY CREDIT OPPORTUNITIES FUND III GPFA, L.P.,
as a Lender

By: Orion Energy Credit Opportunities Fund III GP, L.P., its general partner

By: Orion Energy Credit Opportunities Fund III Holdings, LLC, its general partner

By:	/s/ Gerrit Nicholas
Name:	Gerrit Nicholas
Title:	Managing Partner

ORION ENERGY CREDIT OPPORTUNITIES FUND III GPFA PV, L.P.,
as a Lender

By: Orion Energy Credit Opportunities Fund III GP, L.P., its general partner

By: Orion Energy Credit Opportunities Fund III Holdings, LLC, its general partner

By:	/s/ Gerrit Nicholas
Name:	Gerrit Nicholas
Title:	Managing Partner

[Signature Page to Forbearance Agreement]

VOYA RENEWABLE ENERGY INFRASTRUCTURE ORIGINATOR I LLC, as Lender
VOYA RENEWABLE ENERGY INFRASTRUCTURE ORIGINATOR L.P., as a Lender

By: Voya Investment Management LLC, as Agent

By:	/s/ Thomas Emmons
Name:	Thomas Emmons
Title:	Senior Vice President

[Signature Page to Forbearance Agreement]

LIF AIV 1, L.P.,
as a Lender

By: GCM Investments GP, LLC, its General Partner

By:	/s/ Girish S. Kashyap
Name:	Girish S. Kashyap
Title:	Authorized Signatory

[Signature Page to Forbearance Agreement]

Exhibit A

Allocation of Warrants

Entity Name	Total Warrants - $125mm under the Exxon MOU	Total Warrants - No $125mm under the Exxon MOU
Orion Energy Credit Opportunities Fund II, L.P.	[Redacted]	[Redacted]
Orion Energy Credit Opportunities Fund II PV, L.P.	[Redacted]	[Redacted]
Orion Energy Credit Opportunities Fund II GPFA, L.P.	[Redacted]	[Redacted]
Orion Energy Credit Opportunities GCE Co-Invest, L.P.	[Redacted]	[Redacted]
Orion Energy Credit Opportunities Fund III PV, L.P.	[Redacted]	[Redacted]
Orion Energy Credit Opportunities Fund III GPFA, L.P.	[Redacted]	[Redacted]
Orion Energy Credit Opportunities Fund III, L.P.	[Redacted]	[Redacted]
Orion Energy Credit Opportunities Fund III GPFA PV, L.P.	[Redacted]	[Redacted]
LIF AIV 1, L.P.	[Redacted]	[Redacted]
Voya Renewable Energy Infrastructure Originator I LLC	[Redacted]	[Redacted]
Voya Renewable Energy Infrastructure Originator L.P.	[Redacted]	[Redacted]
Total	[Redacted]	[Redacted]